UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    March 13, 2000


                            Galaxy Enterprises, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

       Nevada                        000-25055                      88-0315212
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
 of incorporation)                                          Identification No.)


754 East Technology Avenue Orem UT                                      84097
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (801) 227-0004


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On March 13, 2000, Galaxy Enterprises, Inc. and Netgateway, Inc., a Delaware corporation, issued a press release concerning the execution of a Merger Agreement between the parties and a wholly-owned subsidiary of Netgateway, pursuant to which the subsidiary would be merged with and into Galaxy, with Galaxy remaining as the surviving corporation in the merger and a subsidiary of Netgateway. Upon consummation of the merger, Netgateway will acquire Galaxy for approximately 3.9 million shares of Netgateway common stock, or approximately six tenths of one share of Netgateway common stock for each share of Galaxy common stock. In addition, Netgateway has agreed to assume all outstanding options under Galaxy's 1997 Stock Option Plan. Assuming that all such options granted as of the date of the Merger Agreement are outstanding on the date of the merger such assumed options will, following the merger, be exercisable for approximately 1.1 million shares of Netgateway common stock. Consummation of the merger is subject to certain terms, conditions and termination rights specified in the Merger Agreement, including approval of both companies' stockholders. A copy of the press release is filed as an exhibit to this current report.

         In connection with the execution of the Merger Agreement, Netgateway and John J. Poelman, the Chief Executive Officer of Galaxy, entered into a voting agreement pursuant to which, among other things, Mr. Poelman agreed to vote in favor of approval and adoption of the merger. In addition, in connection with the Merger Agreement, Netgateway and Sue Ann Cochran entered into a voting agreement pursuant to which, among other things, Ms. Cochran agreed to vote in favor of approval and adoption of the merger. Mr. Poelman and Ms. Cochran together own approximately 19% of the total outstanding shares of Galaxy.


         In connection with the execution of the Merger Agreement, Netgateway and Mr. Poelman entered into an option agreement, pursuant to which, among other things, Mr. Poelman granted to Netgateway an option to purchase his shares of Galaxy common stock, representing approximately 16% of the total outstanding shares of Galaxy common stock.

         In December 1999, the Company announced that it had signed a letter of intent to be acquired by Netgateway. On January 7, 2000, Galaxy obtained $300,000 in bridge financing from Netgateway for working capital purposes and for the payment of certain professional fees incurred by Galaxy in connection with the proposed merger. On February 4, 2000, Netgateway advanced an additional $150,000 to Galaxy for working capital purposes and for the payment of certain professional fees incurred by Galaxy in connection with the proposed merger. Each loan is secured by a pledge of Galaxy common stock by John J. Poelman, the chief executive officer and largest shareholder of Galaxy. The notes bear interest at 9.5% and are due and payable on the earlier of June 1, 2000 or the consummation date of the merger. In the Merger Agreement Netgateway has agreed to cause Galaxy to repay the loans following the merger.

         Copies of the, merger agreement, voting agreements, option agreement, promissory notes and pledge agreements are filed as exhibits to this current report. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item 7.   Financial Statements and Exhibits.

Exhibit No.                Description
----------         -------------------------------------------------------------
   2.1             Agreement  and Plan of Merger  dated as of March 10,  2000 by and among  Netgateway,  Inc., Galaxy  Acquisition  Corp., and
                   Galaxy Enterprises, Inc.
   10.1            Promissory Note dated January 7, 2000 in the principal amount of $300,000 made by Galaxy Enterprises, Inc. and payable to Netgateway, Inc.
   10.2            Promissory  Note  dated  February  4,  2000 in the  principal amount of $150,000 made by Galaxy Enterprises, Inc. and payable to Netgateway, Inc.
   99.1            Voting  Agreement  dated as of March 10,  2000,  by and among
                   Netgateway,  Inc.,  Galaxy  Acquisition  Corp.,  and  John J.
                   Poelman.
   99.2            Voting  Agreement  dated as of March 10,  2000,  by and among
                   Netgateway,  Inc.,  Galaxy  Acquisition  Corp.,  and  Sue Ann
                   Cochran.
   99.3            Stock Option  Agreement  dated as of March 10,  2000,  by and among Netgateway, Inc. and John J. Poelman.
   99.4            Pledge Agreement,  dated as of January 7, 2000,  between John
                   J. Poelman and Netgateway, Inc.
   99.5            Pledge Agreement,  dated as of February 4, 2000, between John
                   J. Poelman and Netgateway, Inc.
   99.6            Press Release dated March 13, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GALAXY ENTERPRISES, INC.


Dated:  March 22, 2000                 By:   /s/
                                          --------------------------------------
                                          Name:   Frank C. Heyman
                                          Title:  Chief Financial Officer and
                                                  Vice President of Finance

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------        -------------------------------------------------------------
   2.1             Agreement  and Plan of Merger  dated as of March 10,  2000 by and among  Netgateway,  Inc., Galaxy  Acquisition  Corp., and
                   Galaxy Enterprises, Inc.
   10.1            Promissory Note dated January 7, 2000 in the principal amount of $300,000 made by Galaxy Enterprises, Inc. and payable to Netgateway, Inc.
   10.2            Promissory  Note  dated  February  4,  2000 in the  principal amount of $150,000 made by Galaxy Enterprises, Inc. and payable to Netgateway, Inc.
   99.1            Voting  Agreement  dated as of March 10,  2000,  by and among
                   Netgateway,  Inc.,  Galaxy  Acquisition  Corp.,  and  John J.
                   Poelman.
   99.2            Voting  Agreement  dated as of March 10,  2000,  by and among
                   Netgateway,  Inc.,  Galaxy  Acquisition  Corp.,  and  Sue Ann
                   Cochran.
   99.3            Stock Option  Agreement  dated as of March 10,  2000,  by and among Netgateway, Inc. and John J. Poelman.
   99.4            Pledge Agreement,  dated as of January 7, 2000,  between John
                   J. Poelman and Netgateway, Inc.
   99.5            Pledge Agreement,  dated as of February 4, 2000, between John
                   J. Poelman and Netgateway, Inc.
   99.6            Press Release dated March 13, 2000.